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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 21, 2000





                       MORGAN STANLEY ABS CAPITAL I INC.
            (Exact name of registrant as specified in its charter)


        Delaware                       333-64909               13-3939229
----------------------------       ------------------      -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                         10036
----------------------                                     ----------
  (Address of Principal                                    (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      761-4000
                                                   -----      ---------

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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

Information and Exhibits.
------------------------

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.                   Description
         ----------                    -----------

               25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit
                                       25.1 of Registration Statement on Form
                                       S-3 of Morgan Stanley ABS Capital I
                                       Inc., filed on December 21, 1998 (File
                                       No. 333-64909)).


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORGAN STANLEY ABS CAPITAL I INC.




                                       By: /s/ James Fadel
                                           -----------------------------------
                                           Name:  James Fadel
                                           Title: Vice President



Dated:  August 21, 2000


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Exhibit Index
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Exhibit                                  Description                                                             Page
-------                                  -----------                                                             ----

25                                       Form T-1 Statement of Eligibility under the Trust                          6
                                         Indenture Act of 1939, as amended.  (Certain exhibits
                                         to Form T-1 are incorporated by reference to Exhibit
                                         25.1 of Registration Statement on Form S-3 of Morgan
                                         Stanley ABS Capital I Inc. filed on (File No.
                                         333-64909)).



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